                                                                    EXHIBIT 10.7

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                       AGREEMENT TO AMEND/EXTEND CONTRACT

                                                               November 15, 1998
                                                               -----------------
RE: Contract dated August 12, 1998  between

    Starlight Entertainment, Inc., and/or Assigns
(Buyer) and

        Twenty Mile Village LLC
(Seller),
relating to the sale and purchase of the following described real estate in the County of Douglas, Colorado:
                         -------


Lots 14 & 15, Twenty Mile Village Filing No. 2, 1st Amendment, County of
 Douglas, State of Colorado containing approximately 8.5 acres in total.

known as No.      to be determined  Parker       CO           80134  (Property
                  ----------------  -----------  -----------  ---------
                  Street Address    City         State        Zip

Buyer and Seller hereby agree to amend the aforesaid contract as follows:
1.  The date for closing and delivery of deed is changed to   February 15, 1999.
                                                              -----------
2.  The date for furnishing commitment for title insurance policy or abstract of title is changed to no change, 19  .
                                        --
3.  The date for delivering possession of Property is changed to February 15,
    1999 .                                                       -----------
4.  The date for approval of new loan is changed to N/A, 19  .
                                                    ---    --
5. The date for lender's consent to loan assumption or transfer of Property is changed to N/A, 19 .
               ---    --
6. Other dates set forth in said contract shall be changed as follows:

A. Paragraph 21P PAYMENT OF EARNEST MONEY NOTE - the $25,000.00 earnest money note shall be extended to February 12, 1999.

B. Paragraph 21H CONTINGENCIES - All contingencies in this paragraph are extended to February 12, 1999.

7. Additional amendments: (The language of these additional amendments has not been approved by the Colorado Real Estate Commission).

A. It is hereby understood that the subject property has been final platted with the Town of Parker and the new legal description shall be Lots 14 & 15, Twenty Mile Village Filing No. 2, 1st Amendment, County of Douglas, State of Colorado.

B.  The purchase price shall be adjusted from $1,625,000 to $1,650,000.

C. Paragraph 21I DRAINAGE AND DETENTION - The Buyer hereby acknowledges that the Town of Parker will be constructing a regional detention pond. Seller has agreed to join and pay the fee in lieu of constructing the drainage pond which was to be located on Lot 16, Block 1. Buyer's future drainage study will be required to provide for storm water inlets and/or underground culverts to transfer the drainage water from subject property.

D.  Paragraphs 21S and 21T shall be deleted from the Contract.

E. Buyer hereby agrees to begin the site plan process with the Town of Parker and to hire the Allred Architectural Group, P.C. for the purpose of preparing marketing exhibits and the required documents for the site planning process with the Town of Parker. The complete set of required Site Plan submittal items shall be submitted to the Town of Parker Planning Department no later than January 11, 1999.

F. The closing of this transaction shall take place on February 15, 1999 (the "Closing Date") provided, however, that the Buyer shall have the right to extend the closing date for of thirty (30) days upon written notice delivered to Seller not less than ten (10) business days prior to the pertinent closing date. Along with said written notice, Buyer shall deliver a non-refundable earnest money check payable to Seller in the amount of $25,000.00 for the extension period requested. The monies shall not be deposited into escrow but shall be paid directly to the Seller as consideration for the extension. However, the $25,000.00 payment shall be credited towards that cash payment due from Buyer on the Date of Closing.


The printed portions of this form have been approved by the Colorado Real Estate Commission. (AE41-1-94)
No. AE41-1-94 AGREEMENT TO AMEND/ESTEND CONTRACT
RealFAST (c) Forms, Box 4700, Frisco, CO 80443, Version 5.5 (c) RealFAST, 1998; Reg (t) TCOCOL223657
Completed by - Dannle Niewroehner, Associated Property Brokers, Inc., Associated Property Brokers, Inc.
                                    11/17/98 11:19:52                Page 1 of 2
Buyer(s)________                                               Seller(s) _______

All other terms and conditions shall remain the same.


    Twenty Mile Village LLC
SELLER /s/ William S. Arrington                   DATE   November 16, 1998
      ------------------------------                  ------------------------
 By:   William S. Arrington



   Starlight Entertainment, Inc., and/or Assigns
BUYER: /s/ Hayden Silleck                         DATE    November 15, 1998
      ------------------------------                  ------------------------
  By:  Hayden Silleck, President



The printed portions of this form have been approved by the Colorado Real Estate Commission. (AE41-1-94)
No. AE41-1-94 AGREEMENT TO AMEND/ESTEND CONTRACT
RealFAST (c) Forms, Box 4700, Frisco, CO 80443, Version 5.5 (c) RealFAST, 1998; Reg (t) TCOCOL223657
Completed by - Dannle Niewroehner, Associated Property Brokers, Inc., Associated Property Brokers, Inc.
                                    11/17/98 11:19:52                Page 2 of 2